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Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                                       Aug 31, 2000
Current Due Period Ending                                        Sep 30, 2000
Prior Distribution Date                                          Sep 14, 2000
Distribution Date                                                Oct 13, 2000


Beginning Trust Principal Receivables                        3,836,588,097.46
Average Principal Receivables                                3,836,428,089.12
FC&A Collections (Includes Recoveries)                          62,563,942.68
Principal Collections                                          109,782,387.69
Additional Balances                                             45,086,252.81
Net Principal Collections                                       64,696,134.88
Defaulted Amount                                                24,564,851.61
Miscellaneous Payments                                                   0.00
Principal Recoveries                                             1,153,850.68

Beginning Participation Invested Amount                        262,784,453.36
Beginning Participation Unpaid Principal Balance               262,784,453.36
Ending Participation Invested Amount                           253,400,430.96
Ending Participation Unpaid Principal Balance                  253,400,430.96

Accelerated Amortization Date                                    Aug 31, 2000
Is it the Accelerated Amortization Period?  0=No                            1

OC Balance as % of Ending Participation Invested                       9.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC Average                       0
>or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                              262,784,453.36
Numerator for Fixed Allocation                                 269,131,202.56
Denominator - Max(Sum of Numerators, Principal               3,836,428,089.12
Receivables)
Applicable Allocation Percentage                                      6.8497%
Investor FC&A Collections                                        4,285,452.79

Series Participation Interest Default Amount
Numerator for Floating Allocation                              262,784,453.36
Denominator - Max(Sum of Numerators, Principal               3,836,428,089.12
Receivables)
Floating Allocation Percentage                                        6.8497%
Series Participation Interest Default Amount                     1,682,622.73


Principal Allocation Components
Numerator for Floating Allocation                                        0.00
Numerator for Fixed Allocation                                 269,131,202.56
Denominator - Max(Sum of Numerators, Principal               3,836,428,089.12
Receivables)


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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate,                  8.0000%
[Max(b,c)]
(b) Prime Rate minus 1.50%                                            8.0000%
(c) Rate Sufficient to Cover Interest, Yield and                      7.0766%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid Principal             262,784,453.36
Balance
(e) Actual days in the Interest Period                                     29
Series Participation Monthly Interest, [a*d*e]                   1,693,499.81

Series Participation Interest Interest Shortfall                         0.00
Previous Series Participation Interest Interest                          0.00
Shortfall

Additional Interest                                                      0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]                9,384,022.40

(a) Investor Principal Collections, [Max(b,h) or e]              7,701,399.67
(b) prior to Accelerated Amort. Date or not Early                4,538,531.20
Amort. Period, [c*d]
(c) Floating Allocation Percentage                                    7.0152%
(d) Net Principal Collections                                   64,696,134.88
(e) after Accelerated Amort Date or Early Amort                  7,701,399.67
Period, [f*g]
(f) Fixed Allocation Percentage                                       7.0152%
(g) Collections of Principal
                                                               109,782,387.69

(h) Minimum Principal Amount, [Min(i,l)]                         3,047,497.43
(i)  Floating Allocation Percentage of Principal                 7,701,399.67
Collections
(j)  1.8% of the Series Participation Interest                   4,730,120.16
Invested Amount
(k) Series Participation Interest Net Default Payment            1,682,622.73
Amount
(l)  the excess of (j) over (k)                                  3,047,497.43

(m) Series Participation Interest Net Default Payment            1,682,622.73
Amount

(n) Optional Repurchase Amount (principal only) at                       0.00
Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections [Sec.            4,285,452.79
4.11(a)]
Series Servicing Fee paid if HFC is not the Servicer                     0.00
[Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other than HFC                   0.00
Series Participation Interest Monthly Interest [Sec.             1,693,499.81
4.11(a)(ii)]
Series Participation Interest Interest Shorfall [Sec.                    0.00
4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                                   0.00
Series Participation Interest Default Amount [Sec.               1,682,622.73
4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-Offs                     0.00
[Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                               437,974.09
Excess [Sec. 4.11(a)(vi)]                                          471,356.16

Series Participation Investor Charge Off [Sec.                           0.00
4.12(a)]

Seller's Interest
                                                             1,345,127,181.41

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Series 1995-1  Owner Trust Calculations
Due Period                                              September 2000
Payment Date                                              Oct 16, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections              9,384,022.40
(b) Series Participation Interest Charge Offs                     0.00
(c) Lesser of Excess Interest and Carryover Charge                0.00
offs

Accelerated Principal Payment                                54,746.76

Series Participation Interest Monthly Interest            1,693,499.81

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.                   775,973.24
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.                   606,699.87
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.               60,598.14
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal Balance
  Pay Class A to Targeted Principal Balance- Sec.         4,635,942.20
3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance subject       3,472,088.28
to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to Sec.                0.00
3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance             328,440.79
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject         947,551.13
to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment Amout
  Pay Class A to Targeted Principal Balance subject               0.00
to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance subject               0.00
to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)                    54,746.76


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                         0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                        0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                        0.00
  Pay Certificates up to Certificate Minimum Balance              0.00
or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided OC >0-              0.00
Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated                   195,481.80
Certificate - Sec. 3.05(a)(vii)


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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt             947,551.13
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC              0.00
>0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total                 54,746.76
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback             892,804.37
Amount
To HCLC any remaining amounts                                     0.00

Principal paid to the Designated Certificate                  3,294.81


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Series 1995-1  Owner Trust
Calculations
Due Period Ending                Sep 30, 2000
Payment Date                     Oct 16, 2000

Calculation of Interest Expense

Index (LIBOR)                       6.621250%
Accrual end date, accrual        Oct 16, 2000
beginning date and days in       Sep 15, 2000
Interest Period                            31

                                      Class A          Class B     Certificates     Overcoll Amount
Beginning Unpaid Principal     131,336,157.68    97,230,247.74     9,197,455.87       25,020,592.07
Balance
Previously unpaid                        0.00             0.00             0.00
interest/yield
Spread to index                         0.24%           0.625%            1.03%
Rate (capped at 13.0%,              6.861250%        7.246250%        7.651250%
15%, 16%)
Interest/Yield  Payable on            775,973          606,700           60,598
the Principal Balance
Interest on previously                      0                0                0
unpaid interest/yield
Interest/Yield Due                    775,973          606,700           60,598
Interest/Yield Paid                   775,973          606,700           60,598

Summary

Beginning Security Balance        131,336,158       97,230,248        9,197,456          25,020,592
Beginning Adjusted Balance        131,336,158       97,230,248        9,197,456
Principal Paid                      4,690,689        3,472,088          328,441             947,551
Ending Security Balance           126,645,469       93,758,159        8,869,015          24,127,788
Ending Adjusted Balance           126,645,469       93,758,159        8,869,015
Ending Certificate Balance                                                    0
as % Participation
Interest Invested Amount
Targeted Balance                  126,700,215       93,758,159        8,869,015
Minimum Adjusted Balance                            61,666,667        5,833,333          15,833,333
Certificate Minimum                                                    7,679,047
Balance
Ending OC Amount as                                                                      24,127,788
Holdback Amount
Ending OC Amount as                                                                               0
Accelerated Prin Pmts

Beginning Net Charge offs                   0                0                0                   0
Reversals                                   0                0                0                   0
Charge offs                                 0                0                0                   0
Ending Net Charge Offs                      0                0                0                   0

Interest/Yield Paid per            $1.0346310       $3.5233099       $1.9996746
$1000
Principal Paid per $1000           $6.2542519      $20.1635827      $10.8381992




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